Exhibit 99.2

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-6
Commercial Lines	7-8
Personal Lines	9-10
Chaucer	11-12
Investments
Net Investment Income and Yields	13
Investment Portfolio	14
Credit Quality and Duration of Fixed Maturities	15
Top 10 Corporate and Municipal Fixed Maturity Holdings	16
Reconciliation of Operating Income (Loss) to Net Income (Loss)	17
Other Information
Non-GAAP Financial Measures	18
Corporate Information	19
Market and Dividend Information	19
Financial Strength and Debt Ratings	19

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
PREMIUMS
Gross premiums written	$1,408.1	$1,423.6	$1,388.2	$1,245.5	$1,456.0
Net premiums written	1,172.3	1,276.2	1,244.8	1,116.8	1,215.1
Net premiums earned	1,163.0	1,174.7	1,184.0	1,188.6	1,211.0

EARNINGS
Operating income before interest and taxes	$85.0	$102.2	$86.4	$132.6	$100.2
Operating income after taxes	47.0	58.4	47.7	79.6	57.1
Income from continuing operations	54.7	82.5	55.0	90.1	54.9
Net income	54.6	82.6	54.9	89.9	54.9

PER SHARE DATA (DILUTED)
Operating income after taxes	$1.05	$1.30	$1.06	$1.77	$1.27
Income from continuing operations	1.22	1.84	1.22	2.01	1.22
Net income	1.22	1.84	1.22	2.00	1.22

Weighted average shares outstanding	44.8	44.9	44.9	45.0	45.1

BALANCE SHEET

(In millions, except per share data)	March 31 2014	June 30 2014	September 30 2014	December 31 2014	March 31 2015
Total assets	$13,643.0	$13,964.8	$13,960.2	$13,759.7	$13,925.6
Total loss and loss adjustment expense reserves	6,323.4	6,448.0	6,435.0	6,391.7	6,483.6
Total shareholders’ equity	2,681.1	2,795.1	2,771.9	2,844.0	2,899.9
Total shareholders’ equity, excluding net unrealized appreciation depreciation on investments and derivative instruments, net of tax (1)	2,373.0	2,452.7	2,478.2	2,543.1	2,572.2

U.S. Property and Casualty Companies
Statutory surplus	$1,900.4	$1,974.9	$1,998.6	$2,052.0	$2,088.2
Premium to surplus ratio	1.83: 1	1.77:1	1.77:1	1.75:1	1.74:1

Book value per share	$61.24	$63.65	$63.37	$64.85	$65.92
Book value per share, excluding net unrealized appreciation depreciation on investments and derivative instruments, net of tax (1)	$54.21	$55.85	$56.65	$57.98	$58.47
Tangible book value per share (total book value excluding goodwill and intangibles)	$54.06	$56.47	$56.30	$57.91	$59.12
Shares outstanding	43.8	43.9	43.7	43.9	44.0

Total debt/equity	33.7%	32.3%	32.6%	31.8%	29.0%
Total debt/total capital	25.2%	24.4%	24.6%	24.1%	22.5%

(1)	The calculation of this measure has been updated, including prior periods, to include all values contained within the caption of net unrealized appreciation (depreciation) on investments and derivative instruments, net of tax, as reported in the consolidated statements of shareholders’ equity in THG’s Form 10Q and Form 10K.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended March 31
(In millions)	2015	2014	% Change

REVENUES
Premiums earned	$1,211.0	$1,163.0	4.1
Net investment income	70.1	67.0	4.6
Net realized investment gains	9.4	4.4	113.6
Fees and other income	8.2	9.5	(13.7)

Total revenues	1,298.7	1,243.9	4.4

LOSSES AND EXPENSES
Losses and loss adjustment expenses	773.1	750.5	3.0
Amortization of deferred acquisition costs	260.6	253.7	2.7
Interest expense	15.9	16.3	(2.5)
Other operating expenses	172.1	151.3	13.7

Total losses and expenses	1,221.7	1,171.8	4.3

Income from continuing operations before income taxes	77.0	72.1	6.8
Income tax expense	22.1	17.4	27.0

Income from continuing operations	54.9	54.7	0.4
Discontinued operations	—	(0.1)	N/M

Net income	$54.9	$54.6	0.5

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2015	December 31 2014	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,056.5 and $7,145.7)	$7,341.6	$7,378.1	(0.5)
Equity securities, at fair value (cost of $527.2 and $506.6)	593.0	580.8	2.1
Other investments	277.6	291.4	(4.7)

Total investments	8,212.2	8,250.3	(0.5)

Cash and cash equivalents	403.9	373.3	8.2
Accrued investment income	68.0	66.9	1.6
Premiums and accounts receivable, net	1,451.5	1,360.9	6.7
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,334.8	2,268.2	2.9
Deferred acquisition costs	533.3	525.7	1.4
Deferred income taxes	123.1	131.2	(6.2)
Goodwill	184.3	184.6	(0.2)
Other assets	504.3	486.6	3.6
Assets of discontinued operations	110.2	112.0	(1.6)

Total assets	$13,925.6	$13,759.7	1.2

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,483.6	$6,391.7	1.4
Unearned premiums	2,645.7	2,583.9	2.4
Expenses and taxes payable	637.8	695.4	(8.3)
Reinsurance premiums payable	303.9	226.8	34.0
Debt	841.5	903.5	(6.9)
Liabilities of discontinued operations	113.2	114.4	(1.0)

Total liabilities	11,025.7	10,915.7	1.0

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,828.1	1,830.7	(0.1)
Accumulated other comprehensive income	226.9	206.4	9.9
Retained earnings	1,588.4	1,558.7	1.9
Treasury stock at cost (16.5 and 16.6 million shares)	(744.1)	(752.4)	(1.1)

Total shareholders’ equity	2,899.9	2,844.0	2.0

Total liabilities and shareholders’ equity	$13,925.6	$13,759.7	1.2

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended March 31

	2015					2014
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$656.2	$349.1	$450.7	$—	$1,456.0	$597.8	$343.3	$467.0	$—	$1,408.1

Net premiums written	$581.9	$326.4	$306.8	$—	$1,215.1	$539.3	$319.2	$313.8	$—	$1,172.3

Net premiums earned	$546.2	$352.9	$311.9	$—	$1,211.0	$512.7	$350.2	$300.1	$—	$1,163.0
Losses and LAE:
Current accident year, excluding catastrophe losses	318.7	226.0	191.3	—	736.0	303.6	230.6	178.1	—	712.3
Prior year unfavorable (favorable) reserve development	0.9	(2.2)	(24.2)	0.3	(25.2)	0.6	(1.0)	(19.6)	0.3	(19.7)
Catastrophe losses	33.9	25.5	2.9	—	62.3	40.2	18.4	(0.7)	—	57.9

Total losses and LAE	353.5	249.3	170.0	0.3	773.1	344.4	248.0	157.8	0.3	750.5
Amortization of deferred acquisition costs and other underwriting expenses	198.6	100.2	106.3	0.4	405.5	189.6	100.1	105.8	0.2	395.7

GAAP underwriting profit (loss)	(5.9)	3.4	35.6	(0.7)	32.4	(21.3)	2.1	36.5	(0.5)	16.8
Net investment income	38.6	17.9	12.3	1.3	70.1	37.3	17.9	10.5	1.3	67.0
Other income	1.9	3.2	2.3	0.8	8.2	2.0	2.9	3.9	0.7	9.5
Other operating expenses	(3.4)	(2.2)	(1.0)	(3.9)	(10.5)	(1.9)	(1.3)	(1.7)	(3.4)	(8.3)

Operating income (loss) before income taxes	$31.2	$22.3	$49.2	$(2.5)	$100.2	$16.1	$21.6	$49.2	$(1.9)	$85.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.4%	64.1%	61.4%	N/M	60.9%	59.3%	65.8%	59.2%	N/M	61.3%
Prior year unfavorable (favorable) reserve development	0.2%	(0.6)%	(7.8)%	N/M	(2.1)%	0.1%	(0.3)%	(6.5)%	N/M	(1.7)%
Catastrophe losses	6.2%	7.2%	0.9%	N/M	5.1%	7.8%	5.3%	(0.2)%	N/M	5.0%

Total loss and LAE ratio	64.8%	70.7%	54.5%	N/M	63.9%	67.2%	70.8%	52.5%	N/M	64.6%
Expense ratio	36.2%	27.7%	34.1%	N/M	33.2%	36.8%	27.9%	35.3%	N/M	33.7%

Combined ratio	101.0%	98.4%	88.6%	N/M	97.1%	104.0%	98.7%	87.8%	N/M	98.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Gross premiums written	$1,408.1	$1,423.6	$1,388.2	$1,245.5	$1,456.0

Net premiums written	$1,172.3	$1,276.2	$1,244.8	$1,116.8	$1,215.1

Net premiums earned	$1,163.0	$1,174.7	$1,184.0	$1,188.6	$1,211.0
Losses and LAE:
Current accident year, excluding catastrophe losses	712.3	699.0	689.4	702.9	736.0
Prior year favorable reserve development	(19.7)	(29.2)	(21.9)	(28.3)	(25.2)
Catastrophe losses	57.9	55.7	88.1	21.3	62.3

Total losses and LAE	750.5	725.5	755.6	695.9	773.1
Amortization of deferred acquisition costs and other underwriting expenses	395.7	414.9	410.4	428.6	405.5

GAAP underwriting profit	$16.8	$34.3	$18.0	$64.1	$32.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	61.3%	59.6%	58.2%	59.1%	60.9%
Prior year favorable reserve development	(1.7)%	(2.5)%	(1.8)%	(2.4)%	(2.1)%
Catastrophe losses	5.0%	4.7%	7.4%	1.8%	5.1%

Total loss and LAE ratio	64.6%	61.8%	63.8%	58.5%	63.9%
Expense ratio	33.7%	35.0%	34.4%	35.8%	33.2%

Combined ratio	98.3%	96.8%	98.2%	94.3%	97.1%

Combined ratio, excluding catastrophe losses	93.3%	92.1%	90.8%	92.5%	92.0%

Current accident year combined ratio, excluding catastrophe losses	95.0%	94.6%	92.6%	94.9%	94.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended March 31

	2015					2014
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$185.8	$79.1	$79.4	$237.6	$581.9	$172.9	$76.2	$71.3	$218.9	$539.3

Net premiums earned	$178.2	$76.2	$66.0	$225.8	$546.2	$167.5	$75.5	$58.8	$210.9	$512.7
Losses and LAE:
Current accident year, excluding catastrophe losses	96.1	55.0	44.8	122.8	318.7	92.3	54.4	41.5	115.4	303.6
Prior year unfavorable (favorable) reserve development	(1.1)	3.0	(4.4)	3.4	0.9	(0.7)	3.4	(1.6)	(0.5)	0.6
Catastrophe losses	24.5	(0.1)	—	9.5	33.9	32.1	—	—	8.1	40.2

Total losses and LAE	119.5	57.9	40.4	135.7	353.5	123.7	57.8	39.9	123.0	344.4
Amortization of deferred acquisition costs and other underwriting expenses					198.6					189.6

GAAP underwriting loss					(5.9)					(21.3)
Net investment income					38.6					37.3
Other income					1.9					2.0
Other operating expenses					(3.4)					(1.9)

Operating income before income taxes					$31.2					$16.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	53.9%	72.2%	68.0%	54.4%	58.4%	55.0%	72.1%	70.5%	54.7%	59.3%
Prior year unfavorable (favorable) reserve development	(0.6)%	3.9%	(6.7)%	1.5%	0.2%	(0.4)%	4.5%	(2.7)%	(0.2)%	0.1%
Catastrophe losses	13.7%	(0.1)%	—	4.2%	6.2%	19.2%	—	—	3.8%	7.8%

Total loss and LAE ratio	67.0%	76.0%	61.3%	60.1%	64.8%	73.8%	76.6%	67.8%	58.3%	67.2%
Expense ratio					36.2%					36.8%

Combined ratio					101.0%					104.0%

Change in policies in force	5.5%	(1.9)%	3.5%	5.2%	4.1%	2.1%	5.6%	10.4%	0.7%	3.0%
Retention	86.2%	81.4%	78.7%	N/M	83.6%	84.6%	80.6%	79.4%	N/M	82.9%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions, except percentage data)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Gross premiums written	$597.8	$613.0	$656.0	$575.7	$656.2

Net premiums written	$539.3	$541.0	$576.6	$499.0	$581.9

Net premiums earned	$512.7	$517.6	$521.9	$529.2	$546.2
Losses and LAE:
Current accident year, excluding catastrophe losses	303.6	300.8	299.9	311.8	318.7
Prior year unfavorable reserve development	0.6	1.8	1.1	5.7	0.9
Catastrophe losses	40.2	17.0	20.4	10.2	33.9

Total losses and LAE	344.4	319.6	321.4	327.7	353.5
Amortization of deferred acquisition costs and other underwriting expenses	189.6	190.7	194.6	201.7	198.6

GAAP underwriting profit (loss)	$(21.3)	$7.3	$5.9	$(0.2)	$(5.9)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.3%	58.2%	57.5%	58.9%	58.4%
Prior year unfavorable reserve development	0.1%	0.3%	0.2%	1.1%	0.2%
Catastrophe losses	7.8%	3.3%	3.9%	1.9%	6.2%

Total loss and LAE ratio	67.2%	61.8%	61.6%	61.9%	64.8%
Expense ratio	36.8%	36.6%	37.1%	37.9%	36.2%

Combined ratio	104.0%	98.4%	98.7%	99.8%	101.0%

Combined ratio, excluding catastrophe losses	96.2%	95.1%	94.8%	97.9%	94.8%

Current accident year combined ratio, excluding catastrophe losses	96.1%	94.8%	94.6%	96.8%	94.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended March 31

	2015				2014
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$216.3	$102.0	$8.1	$326.4	$211.8	$99.0	$8.4	$319.2

Net premiums earned	$217.8	$125.2	$9.9	$352.9	$214.9	$125.1	$10.2	$350.2
Losses and LAE:
Current accident year, excluding catastrophe losses	160.1	62.3	3.6	226.0	160.5	66.1	4.0	230.6
Prior year unfavorable (favorable) reserve development	(1.0)	(1.4)	0.2	(2.2)	(1.0)	—	—	(1.0)
Catastrophe losses	0.1	25.2	0.2	25.5	0.1	17.9	0.4	18.4

Total losses and LAE	159.2	86.1	4.0	249.3	159.6	84.0	4.4	248.0
Amortization of deferred acquisition costs and other underwriting expenses				100.2				100.1

GAAP underwriting profit				3.4				2.1
Net investment income				17.9				17.9
Other income				3.2				2.9
Other operating expenses				(2.2)				(1.3)

Operating income before income taxes				$22.3				$21.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	73.6%	49.7%	36.4%	64.1%	74.8%	52.9%	39.2%	65.8%
Prior year unfavorable (favorable) reserve development	(0.5)%	(1.1)%	2.0%	(0.6)%	(0.5)%	—	—	(0.3)%
Catastrophe losses	—	20.1%	2.0%	7.2%	—	14.3%	3.9%	5.3%

Total loss and LAE ratio	73.1%	68.7%	40.4%	70.7%	74.3%	67.2%	43.1%	70.8%
Expense ratio				27.7%				27.9%

Combined ratio				98.4%				98.7%

Change in policies in force	(1.8)%	(2.9)%	(11.7)%	(2.7)%	(12.0)%	(13.5)%	(15.2)%	(12.9)%
Retention (1)	84.4%	79.8%	N/M	82.6%	83.1%	74.1%	N/M	79.6%

(1)	The calculation has been updated, including prior periods, to reflect the ratio of net retained policies for the noted period to those policies available to renew over the same period.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions, except percentage data)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Gross premiums written	$343.3	$395.2	$402.3	$376.5	$349.1

Net premiums written	$319.2	$370.8	$379.1	$353.7	$326.4

Net premiums earned	$350.2	$350.3	$353.0	$353.6	$352.9
Losses and LAE:
Current accident year, excluding catastrophe losses	230.6	219.8	213.5	214.1	226.0
Prior year favorable reserve development	(1.0)	(2.2)	(0.7)	(1.2)	(2.2)
Catastrophe losses	18.4	27.2	51.6	9.2	25.5

Total losses and LAE	248.0	244.8	264.4	222.1	249.3
Amortization of deferred acquisition costs and other underwriting expenses	100.1	101.9	101.0	102.7	100.2

GAAP underwriting profit (loss)	$2.1	$3.6	$(12.4)	$28.8	$3.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	65.8%	62.7%	60.5%	60.5%	64.1%
Prior year favorable reserve development	(0.3)%	(0.6)%	(0.2)%	(0.3)%	(0.6)%
Catastrophe losses	5.3%	7.8%	14.6%	2.6%	7.2%

Total loss and LAE ratio	70.8%	69.9%	74.9%	62.8%	70.7%
Expense ratio	27.9%	28.4%	27.9%	28.3%	27.7%

Combined ratio	98.7%	98.3%	102.8%	91.1%	98.4%

Combined ratio, excluding catastrophe losses	93.4%	90.5%	88.2%	88.5%	91.2%

Current accident year combined ratio, excluding catastrophe losses	93.7%	91.1%	88.4%	88.8%	91.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended March 31

	2015						2014
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$92.0	$114.3	$65.8	$73.7	$104.9	$450.7	$106.8	$128.3	$59.5	$77.8	$94.6	$467.0

Net premiums written	$46.0	$84.4	$30.9	$52.4	$93.1	$306.8	$59.2	$91.0	$24.4	$56.1	$83.1	$313.8

Net premiums earned	$40.2	$72.9	$55.8	$70.2	$72.8	$311.9	$46.6	$66.8	$53.2	$77.3	$56.2	$300.1
Losses and LAE:
Current accident year, excluding catastrophe losses						191.3						178.1
Prior year favorable reserve development						(24.2)						(19.6)
Catastrophe losses						2.9						(0.7)

Total losses and LAE						170.0						157.8
Amortization of deferred acquisition costs and other underwriting expenses						106.3						105.8

GAAP underwriting profit						35.6						36.5
Net investment income						12.3						10.5
Other income						2.3						3.9
Other operating expenses						(1.0)						(1.7)

Operating income before income taxes						$49.2						$49.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						61.4%						59.2%
Prior year favorable reserve development						(7.8)%						(6.5)%
Catastrophe losses						0.9%						(0.2)%

Total loss and LAE ratio						54.5%						52.5%
Expense ratio						34.1%						35.3%

Combined ratio						88.6%						87.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2014	2014	2014	2014	2015

Gross premiums written	$467.0	$415.4	$329.9	$293.3	$450.7

Net premiums written	$313.8	$364.4	$289.1	$264.1	$306.8

Net premiums earned	$300.1	$306.8	$309.1	$305.8	$311.9
Losses and LAE:
Current accident year, excluding catastrophe losses	178.1	178.4	176.0	177.0	191.3
Prior year favorable reserve development	(19.6)	(29.2)	(22.6)	(33.2)	(24.2)
Catastrophe losses	(0.7)	11.5	16.1	1.9	2.9

Total losses and LAE	157.8	160.7	169.5	145.7	170.0
Amortization of deferred acquisition costs and other underwriting expenses	105.8	121.8	114.4	123.6	106.3

GAAP underwriting profit	$36.5	$24.3	$25.2	$36.5	$35.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.2%	58.2%	56.9%	58.0%	61.4%
Prior year favorable reserve development	(6.5)%	(9.5)%	(7.3)%	(10.9)%	(7.8)%
Catastrophe losses	(0.2)%	3.7%	5.2%	0.6%	0.9%

Total loss and LAE ratio	52.5%	52.4%	54.8%	47.7%	54.5%
Expense ratio	35.3%	39.7%	37.0%	40.4%	34.1%

Combined ratio	87.8%	92.1%	91.8%	88.1%	88.6%

Combined ratio, excluding catastrophe losses	88.0%	88.4%	86.6%	87.5%	87.7%

Current accident year combined ratio, excluding catastrophe losses	94.5%	97.9%	93.9%	98.4%	95.5%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q1	Q2	Q3	Q4	Q1
(In millions, except yields)	2014	2014	2014	2014	2015
Net Investment Income
Fixed maturities	$64.7	$63.2	$63.4	$64.5	$64.7
Equity securities	3.4	4.4	4.5	4.2	3.9
Other investments	1.5	2.1	2.3	3.1	4.2
Investment expenses	(2.6)	(2.7)	(2.7)	(3.0)	(2.7)

Total	$67.0	$67.0	$67.5	$68.8	$70.1

Pre-tax Yields

Fixed maturities	3.79%	3.74%	3.68%	3.65%	3.64%
Total	3.47%	3.42%	3.39%	3.39%	3.41%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

March 31, 2015

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain	Change in Net Unrealized YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$435.7	$444.0	5.2%	$8.3	$4.2
Foreign government	AAA	326.6	331.2	3.8%	4.6	—
Municipals:
Taxable	AA	952.7	1,013.3	11.7%	60.6	5.9
Tax exempt	AA	122.8	126.5	1.5%	3.7	—
Corporate:
NAIC 1	A	1,805.2	1,888.9	22.0%	83.7	12.6
NAIC 2	BBB	1,534.6	1,613.1	18.7%	78.5	15.2
NAIC 3 and below	B+	436.7	440.0	5.1%	3.3	3.2

Total corporate	BBB+	3,776.5	3,942.0	45.8%	165.5	31.0

Asset backed:
Residential mortgage-backed	AA+	754.5	778.0	9.0%	23.5	4.8
Commercial mortgage-backed	AAA	507.5	525.2	6.1%	17.7	6.6
Asset-backed	AAA	180.2	181.4	2.1%	1.2	0.2

Total fixed maturities	A+	7,056.5	7,341.6	85.2%	285.1	52.7
Equity securities		527.2	593.0	6.9%	65.8	(8.4)
Other investments		274.0	277.6	3.2%	3.6	—

Total investments		7,857.7	8,212.2	95.3%	354.5	44.3
Cash and cash equivalents		403.9	403.9	4.7%	—	—

Total		$8,261.6	$8,616.1	100.0%	$354.5	$44.3

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

March 31, 2015

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value

1	Aaa/Aa/A	$5,042.2	$5,244.0	71.4%
2	Baa	1,571.6	1,651.4	22.5%
3	Ba	216.2	224.4	3.1%
4	B	192.3	192.3	2.6%
5	Caa and lower	30.5	25.7	0.3%
6	In or near default	3.7	3.8	0.1%

Total fixed maturities		$7,056.5	$7,341.6	100.0%

DURATION OF FIXED MATURITIES
	Amortized Cost	Fair Value	% of Total Fair Value

0-2 Years	$1,623.4	$1,663.6	22.7%
2-4 Years	1,876.3	1,955.0	26.6%
4-6 Years	1,971.7	2,061.0	28.1%
6-8 Years	1,254.7	1,310.9	17.9%
8-10 Years	260.6	274.0	3.7%
10+ Years	69.8	77.1	1.0%

Total fixed maturities	$7,056.5	$7,341.6	100.0%

Weighted Average Duration	4.15

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

March 31, 2015

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Lloyds Bank: (1)
Term deposit	$49.3	$49.1	0.57%	A
Notes	8.9	9.4	0.11%	A-
Bank of America	28.0	29.9	0.35%	A-
JP Morgan	27.9	28.4	0.33%	A
Citigroup	27.2	28.8	0.33%	A-
Daimler	25.6	26.2	0.30%	A-
Goldman Sachs	25.3	26.7	0.31%	A-
Metlife	24.7	26.1	0.30%	A+
Verizon	24.6	25.8	0.30%	BBB+
GE Capital	24.6	26.3	0.31%	AA+
Kinder Morgan	23.7	24.9	0.29%	BBB-

Top 10 Corporate and Municipal Fixed	$289.8	$301.6	3.50%

(1)	UK government owns 22% of bank equity; term deposit matures in the third quarter of 2015.

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended March 31
	2015		2014
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$31.2		$16.1
Personal Lines	22.3		21.6
Chaucer	49.2		49.2
Other	(2.5)		(1.9)

Total	100.2		85.0

Interest expense	(15.9)		(16.3)

Operating income before income taxes	84.3	$1.87	68.7	$1.53

Income tax expense on operating income	(27.2)	(0.60)	(21.7)	(0.48)

Operating income after income taxes	57.1	1.27	47.0	1.05
Net realized investment gains	9.4	0.21	4.4	0.10
Loss from repurchase of debt	(16.7)	(0.37)	—	—
Other non-operating items	—	—	(1.0)	(0.02)
Income tax benefit on non-operating items	5.1	0.11	4.3	0.09

Income from continuing operations, net of taxes	54.9	1.22	54.7	1.22

Discontinued operations, net of taxes	—	—	(0.1)	—

NET INCOME	$54.9	$1.22	$54.6	$1.22

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss ratios excluding catastrophe losses and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three months ended March 31, 2015 and 2014 is set forth on page 17 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings Limited

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following tables set forth the high and low closing sales prices of our common stock and cash dividends for the periods indicated:

Quarter Ended	2015
	Price Range		Dividends
	High	Low	Per Share
March 31	$73.35	$68.18	$0.410

Quarter Ended	2014
	Price Range		Dividends
	High	Low	Per Share
March 31	$61.44	$53.14	$0.370
June 30	$64.00	$58.23	$0.370
September 30	$63.82	$57.81	$0.370
December 31	$73.30	$60.51	$0.410

INDUSTRY RATINGS AS OF APRIL 30, 2015

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Company	A	A	A3
Citizens Insurance Company of America	A	A	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB	Baa3
Subordinated Debentures	bb+	BB+	Ba1

TRANSFER AGENT

Computershare Investor Services

PO Box 30170

College Station, TX 77842-3170

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http://www.Hanover.com